                                                                     EXHIBIT 3.2

                                   AMENDMENT
                                    OF THE
                                   RESTATED
                             DECLARATION OF TRUST
                                      OF
                          WEINGARTEN REALTY INVESTORS

          The undersigned, acting as the Trust Managers of Weingarten Realty Investors, a real estate investment trust under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following Amendments to the Restated Declaration of Trust for such trust which amendments replace in their entirety the following Articles of the Restated Declaration of Trust for such trust.



                                  ARTICLE FIVE

          The names and mailing addresses of the Trust Managers are as follows:

        Name*                                   Mailing Address
        ----                                    ---------------
Stanford Alexander            Weingarten Realty Investors
                              2600 Citadel Plaza Drive
                              Suite 300
                              Houston, Texas 77008

Andrew M. Alexander           Weingarten Realty Management Company
                              2600 Citadel Plaza Drive
                              Suite 300
                              Houston, Texas 77008

Martin Debrovner              Weingarten Realty Investors
                              2600 Citadel Plaza Drive
                              Suite 300
                              Houston, Texas 77008

Melvin A. Dow                 Dow, Cogburn & Friedman P.C.
                              Nine Greenway Plaza, Suite 2300
                              Houston, Texas 77046

Stephen A. Lasher             The GulfStar Group, Inc.
                              3850 NCNB Center
                              700 Louisiana
                              Houston, Texas 77002

Joseph W. Robertson, Jr.      Weingarten Realty Investors
                              2600 Citadel Plaza Drive
                              Suite 300
                              Houston, Texas 77008


Douglas W. Schnitzer          Senterra Development
                              Twelve Greenway Plaza
                              Suite 1400
                              Houston, Texas 77046

Marc J. Shapiro               Texas Commerce Bank
                              707 Travis, 2nd Floor
                              Houston, Texas 77002

J.T. Trotter                  First Interstate Bank Plaza
                              Suite 3600
                              1000 Louisiana at McKinney
                              Houston, Texas 77002

* All of the Trust Managers qualify as "Resident Trust Managers" as that term is defined in the Texas REIT Act.

                                 ARTICLE SEVEN

  The aggregate number of shares of beneficial interest which the Trust shall have authority to issue is 30,000,000 common shares, $.03 par value ("Common Shares"), and 10,000,0000 preferred shares, $.03 par value ("Preferred Shares"). All of the Common Shares shall be equal in all respects to every other such Common Share, and shall have no preference, conversion, exchange or preemptive rights.

  For purposes of Articles Eight, Nine, Fifteen and Nineteen of this Declaration of Trust the term Shares shall be deemed to refer to both the Common Shares and the Preferred Shares. For purposes of Articles Six, Thirteen, Fourteen, Sixteen, Seventeen, Eighteen(i) and Twenty-One of this Declaration of Trust, the term Shares shall be deemed to refer (i) to the Common Shares and (ii) to the Preferred Shares solely to the extent specifically required by law or as specifically provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares. For purposes of Articles Ten and Eighteen (other than Article Eighteen(i)) of this Declaration of Trust the term Shares shall be deemed to refer to both the Common Shares and the Preferred Shares and, for purposes of such Articles Ten and Eighteen (other than Article Eighteen(i)) the number of outstanding Shares shall be deemed to be equal to the value of the Company's outstanding Shares as determined from time to time by resolution of the Trust Managers, such determination to include an allocation of relative value among the Common Shares and any outstanding series of Preferred Shares.

  The Trust may issue one or more series of Preferred Shares, each such series to consist of such number of shares as shall be determined by resolution of the Trust Managers creating such series. The Preferred Shares of each such series shall have such designations, preferences, conversion, exchange or other rights, participations, voting powers, options, restrictions, limitations, special rights or relations, limitations as to dividends, qualifications, or terms or conditions of redemption thereof, as shall be stated and expressed by the Trust Managers in the resolution or resolutions providing for the issuance of such series of Preferred Shares pursuant to the authority to do so which is hereby expressly vested in the Trust Managers.

  Except as otherwise provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, the number of shares of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares of such series then outstanding) by a resolution or resolutions likewise adopted by the Trust Managers.

  Except as otherwise provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, Preferred Shares redeemed or otherwise acquired by the Trust shall assume the status of authorized but unissued Preferred Shares and shall be unclassified as to series and may thereafter, subject to the provisions of this Article Seven and to any restrictions contained in any resolution or resolutions of the Trust Managers providing for the issuance of any such series of Preferred Shares, be reissued in the same manner as other authorized but unissued Preferred Shares.

  Except as otherwise specifically required by law or this Declaration of Trust or as specifically provided in any resolution or resolutions of the Trust Managers providing for the issuance of any particular series of Preferred Shares, the exclusive voting power of the Trust shall be vested in the Common Shares of the Trust. Each Common Share entitles the holder thereof to one vote at all meeting of the shareholders of the Trust.

  IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute these Amendments to the Restated Declaration of Trust as of the 29th day of May, 1992.


/s/   Stanford Alexander        /s/  Joseph W. Robertson, Jr.
-----------------------------   -----------------------------
      Stanford Alexander             Joseph W. Robertson, Jr.

/s/   Andrew Alexander          /s/  Douglas W. Schnitzer
-----------------------------   -----------------------------
      Andrew Alexander               Douglas W. Schnitzer

/s/   Martin Debrovner          /s/  Marc J. Shapiro
-----------------------------   -----------------------------
      Martin Debrovner               Marc J. Shapiro

/s/   Melvin A. Dow             /s/  J. T. Trotter
-----------------------------   -----------------------------
      Melvin A. Dow                  J. T. Trotter

/s/   Stephen A. Lasher
-----------------------------
      Stephen A. Lasher

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Stanford Alexander, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Billie J. Vassar and Shirley Gilbert, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.


WITNESS:


/s/  Billie J. Vassar      /s/  Stanford Alexander
------------------------   -----------------------
     Billie J. Vassar           Stanford Alexander


/s/  Shirley Gilbert       /s/  Jane B. Scott
------------------------   -----------------------
     Shirley Gilbert       NOTARY PUBLIC

                           My commission expires:

                           10/29/94
                           --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Andrew Alexander, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Billie J. Vassar and Shirley Gilbert, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.


WITNESS:


/s/  Billie J. Vassar      /s/  Andrew Alexander
------------------------   ----------------------
     Billie J. Vassar           Andrew Alexander

/s/  Shirley Gilbert       /s/  Jane B. Scott
------------------------   ----------------------
     Shirley Gilbert       NOTARY PUBLIC


                           My commission expires:

                           10/29/94
                           --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Martin Debrovner, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Billie J. Vassar and Shirley Gilbert, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.


WITNESS:


/s/  Billie J. Vassar      /s/  Martin Debrovner
------------------------   ----------------------
     Billie J. Vassar           Martin Debrovner


/s/  Shirley Gilbert       /s/  Jane B. Scott
------------------------   ----------------------
     Shirley Gilbert       NOTARY PUBLIC

                           My commission expires:

                           10/29/94
                           --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Melvin A. Dow, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Sharon Parker and Sarah East, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.

WITNESS:


/s/  Sharon Parker        /s/  Melvin A. Dow
---------------------   ----------------------
     Sharon Parker             Melvin A. Dow


/s/  Sarah East         /s/  Jane B. Scott
---------------------   ----------------------
     Sarah East         NOTARY PUBLIC


                        My commission expires:

                        07/28/94
                        --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Stephen A. Lasher, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Christian Ibrahim and Janet M. Collins, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.

WITNESS:


/s/  Christian Ibrahim      /s/  Stephen A. Lasher
-------------------------   ----------------------
     Christian Ibrahim           Stephen A. Lasher


/s/  Janet M. Collins       /s/  Indecipherable
-------------------------   ----------------------
     Janet M. Collins       NOTARY PUBLIC

                            My commission expires:

                            01/29/95
                            --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Joseph W. Robertson, Jr., in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Billie Vassar and Shirley Gilbert, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.

WITNESS:


/s/  Billie Vassar        /s/  Joseph W. Robertson, Jr.
-----------------------   -----------------------------
     Billie Vassar             Joseph W. Robertson, Jr.


/s/  Shirley Gilbert      /s/  Jane B. Scott
-----------------------   -----------------------------
     Shirley Gilbert      NOTARY PUBLIC


                          My commission expires:

                          10/29/94
                          --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Douglas W. Schnitzer, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of J. Denise Turnage and Tammy Davis, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.

WITNESS:


/s/  J. Denise Turnage      /s/  Douglas W. Schnitzer
-------------------------   -------------------------
     J. Denise Turnage           Douglas W. Schnitzer


/s/  Tammy Davis            /s/  Deborah Rogers
-------------------------   -------------------------
Tammy Davis                 NOTARY PUBLIC


                            My commission expires:

                            9-8-93
                            ------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Marc
J. Shapiro, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Ann S. Boor and Barry J. Caver, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this _____ day of May, 1992.


WITNESS:


/s/  Ann S. Boor          /s/  Marc J. Shapiro
----------------------   ----------------------
     Ann S. Boor               Marc J. Shapiro


/s/  Barry J. Caver      /s/  Indecipherable
----------------------   ----------------------
     Barry J. Caver      NOTARY PUBLIC


                         My commission expires:

                         03/20/94
                         --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


  BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared J.
T. Trotter, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Corrine Maldonado and Patricia L. Joliet, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

  IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of May, 1992.

WITNESS:


/s/  Corrine Maldonado         /s/  J. T. Trotter
--------------------------   ----------------------
     Corrine Maldonado              J. T. Trotter


/s/  Patricia L. Joliet      /s/  Kathy M. Kyle
--------------------------   ----------------------
     Patricia L. Joliet      NOTARY PUBLIC


                             My commission expires:

                             04/22/96
                             --------